J.P. Morgan Institutional Funds
Supplement dated July 29, 1998, as applicable to the following Statements of Additional Information:

J.P. Morgan Institutional Funds Statement of Additional Information, dated October 1, 1997
J.P. Morgan Institutional Diversified Fund

J.P. Morgan Institutional Funds Statement of Additional Information, dated January 2, 1998
J.P. Morgan Institutional Disciplined Equity Fund
J.P. Morgan Institutional U.S. Equity Fund
J.P. Morgan Institutional U.S. Small Company Fund

J.P. Morgan Institutional Funds Statement of Additional Information, dated March 2, 1998
J.P. Morgan Institutional Tax Exempt Bond Fund
J.P. Morgan Institutional International Bond Fund

J.P. Morgan Institutional Funds Statement of Additional Information, dated
 March 2, 1998
J.P. Morgan Institutional Short Term Bond Fund
J.P. Morgan Institutional Bond Fund
J.P. Morgan Institutional Global Strategic Income Fund

J.P. Morgan Institutional Funds Statement of Additional Information, dated March 2, 1998
J.P. Morgan Institutional Bond Fund - Ultra

J.P. Morgan Institutional Funds Statement of Additional Information, dated March 31, 1998
J.P. Morgan Institutional International Equity Fund
J.P. Morgan Institutional Emerging Markets Equity Fund
J.P. Morgan Institutional International Opportunities Fund

J.P. Morgan Institutional Funds Statement of Additional Information, dated
 March 31, 1998
J.P. Morgan Institutional European Equity Fund
J.P. Morgan Institutional Japan Equity Fund

The following  section replaces the Additional  Information-Interest  Rate Swaps section in the Short Term Bond Fund, Bond Fund and Global Strategic Income Fund Statement of Additional Information and is added to the Additional Information section of the Diversified Fund Statement of Additional Information; the Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund Statement of Additional Information; the Tax Exempt Bond Fund and International Bond Fund Statement of Additional Information; the International Equity Fund, Emerging Markets Equity Fund and International Opportunities Fund Statement of Additional Information; the Bond Fund - Ultra Fund Statement of Additional Information; and the European Equity Fund and Japan Equity Fund Statement of Additional
Information:

Swaps and Related Swap Products

         Each of the Short Term Bond Fund, Bond Fund, Global Strategic Income Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Tax Exempt Bond Fund, International Bond Fund, Bond Fund - Ultra, International Equity Fund, Emerging Markets Equity Fund, International Opportunities Fund, European Equity Fund and Japan Equity Fund (individually, the "Fund") may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.